UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016 (November 1, 2016)

AMPCO-PITTSBURGH

CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ampco-Pittsburgh Corporation (the “Corporation”) on November 4, 2016 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which was not previously filed with the Initial Form 8-K and is permitted to be filed by amendment no later than 71 days after the date the Current Report on Form 8-K reporting the ASW Acquisition (as defined below) was required to be filed with the SEC. As reported on the Initial Form 8-K, on November 1, 2016, the Corporation acquired the stock of ASW Steel Inc. (“ASW”) from CK Pearl Fund, Ltd., CK Pearl Fund L.P. and White Oak Strategic Master Fund, L.P. (the “ASW Acquisition”).

The above description does not purport to be complete and is qualified in its entirety by reference to the purchase agreement relating to the ASW Acquisition, a copy of which was filed as an exhibit to the Initial Form 8-K and is incorporated by reference into this Current Report. The required historical financial statements of ASW and the related pro forma financial information are contained herein under Item 9.01 of this Current Report.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of ASW as of and for the years ended December 31, 2015 and 2014 and the unaudited financial statements of ASW as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Corporation as of September 30, 2016 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 and are attached hereto as Exhibit 99.3.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

(23)	Consent of BDO Canada, LLP.

(99.1)	Audited financial statements of ASW as of and for the years ended December 31, 2015 and 2014.

(99.2)	Unaudited financial statements of ASW as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

(99.3)	Unaudited pro forma condensed combined balance sheet of the Corporation as of September 30, 2016 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date: January 17, 2017	By: /s/ Michael G. McAuley
Michael G. McAuley
Vice President, Chief Financial Officer and Treasurer